UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2008

INTERNATIONAL BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number 0-9439

Texas	0-9439	74-2157138
(State or other Jurisdiction	(Commission File Number	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1200 San Bernardo, Laredo, Texas		78040-1359
(Address of principal executive offices)		(ZIP Code)

(Registrant’s telephone number, including area code) (956) 722-7611

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Item 8.01 Other Events

On October 27, 2008, the Board of Directors of International Bancshares Corporation (“IBC”) passed resolutions adopting an amendment to IBC’s articles of incorporation, as amended, to authorize a class of preferred stock and calling for a special meeting of shareholders for the purpose of voting to approve the amendment.  Currently, the articles of incorporation, as amended, do not authorize the issuance of preferred stock.

Item 9.01 Financial Statements and Exhibits

Exhibit 99: Press Release of International Bancshares Corporation dated October 28, 2008

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this report which are not historical facts contain forward-looking information with respect to plans, projections or future performance of IBC and its subsidiaries, the occurrence of which involve certain risks and uncertainties detailed in IBC’s filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION
(Registrant)

	By:	/s/ Dennis E. Nixon
Dennis E. Nixon, President
and Chief Executive Officer

Date: October 28, 2008